UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2007

Einstein Noah Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

0-27148

(Commission File Number)

Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             ELECTION OF DIRECTORS

On December 18, 2007, Einstein Noah Restaurant Group, Inc. (the “Company”) elected Mr. Thomas J. Mueller, age 55, to the Company’s Board.  Mr. Mueller has not been named to serve on any of the Board’s committees at this time.  As an independent director, Mr. Mueller will receive options under in the Company’s 2004 Stock Option Plan for Independent Directors. There are no arrangements or understandings pursuant to which he was elected as a director.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 EXHIBITS

99.1         Press release issued December 21, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date: December 21, 2007	/S/ RICHARD P. DUTKIEWICZ
Richard P. Dutkiewicz
Chief Financial Officer